================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------
                                    FORM N-CSR
                                    ---------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number  811-3807

                        SunAmerica Money Market Funds, Inc.
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
     ---------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                 John T. Genoy
                             Senior Vice President
                       SunAmerica Asset Management Corp.
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
                   -----------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414

Date of fiscal year end: December 31
Date of reporting period:  December 31, 2010

================================================================================

Item 1. Reports to Stockholders

[PHOTO]




                                                             ANNUAL REPORT 2010

SUNAMERICA
Money Market Funds

[LOGO]

        DECEMBER 31, 2010                                          ANNUAL REPORT

SUNAMERICA MONEY MARKET FUNDS, INC.

SUNAMERICA MONEY MARKET FUND (SMAXX)

SUNAMERICA MUNICIPAL MONEY MARKET FUND (NMAXX)

                        TABLE OF CONTENTS



          SHAREHOLDERS' LETTER....................................  1
          EXPENSE EXAMPLE.........................................  5
          STATEMENT OF ASSETS AND LIABILITIES.....................  7
          STATEMENT OF OPERATIONS.................................  8
          STATEMENT OF CHANGES IN NET ASSETS......................  9
          FINANCIAL HIGHLIGHTS.................................... 10
          PORTFOLIO OF INVESTMENTS................................ 12
          NOTES TO FINANCIAL STATEMENTS........................... 19
          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 27
          APPROVAL OF ADVISORY AGREEMENT.......................... 28
          DIRECTORS AND OFFICERS INFORMATION...................... 33
          SHAREHOLDER TAX INFORMATION............................. 36

        DECEMBER 31, 2010                                          ANNUAL REPORT

        SHAREHOLDERS' LETTER -- (unaudited)

Dear Shareholders,

We are pleased to present the annual shareholder report for the SunAmerica Money Market Fund and the SunAmerica Municipal Money Market Fund for the 12 months ended December 31, 2010 -- a period wherein mixed economic conditions, Federal Reserve Board ("Fed") policy and government regulation initiatives had great effect on the money markets. Yields in both the taxable and tax-exempt money markets remained low throughout the period.

Over the course of the annual period, the Fed met several times and left the targeted Federal Funds rate unchanged at a range of 0.00% - 0.25%. The Fed cited risks to economic growth and noted late in the year that the economic recovery was taking hold but not at a pace yet significant enough to meaningfully impact the labor market. Weakness in the housing market also continued to impact household wealth and consumer spending. Monthly house price index releases showed year-over-year improvement during most of 2010 before falling again in October and November. Still, the U.S. economy expanded in 2010, with Gross Domestic Product (GDP) recording an average growth rate of 2.67% for the first three quarters of the year and an estimated 2.8% during the fourth quarter.1 Unemployment declined during the first half of the year, as the rate fell from 9.9% to 9.5% mid-year before fluctuating within that range during the second half of the year. The pace of job losses, as measured by the seasonally-adjusted nonfarm payrolls economic indicator, reversed during the first half of the year, as five of the first six months showed additions to payrolls, followed by job losses in the third quarter and net gains in the fourth quarter. For the year, approximately 1.1 million jobs were created compared to a loss of over 4 million in 2009.

Yields on U.S. Treasuries rallied lower during the second and third quarters of the year due primarily to fears surrounding the debt sustainability of European peripheral nations. These concerns came into sharp focus as the deteriorating Greek sovereign debt crisis began to undermine confidence in the bonds of other European Union (EU) countries as well as in the European banks that held government debt. As the negative headlines intensified, there was extraordinary intervention in the form of a joint aid package from the EU and the International Monetary Fund (IMF). Such aid was intended to both stabilize Greece and restore confidence in debt of the weaker Eurozone members, preventing a run on the debt of those countries. The signal by the EU that it would not allow a sovereign debt default was enough to temper the crisis there temporarily, although concern over the debt of Portugal, Spain and Ireland persisted, with the latter requiring its own bailout near year end. In response, the U.S. equity market fell, U.S. Treasury bonds rallied and LIBOR/2/ rates rose from spring into summer before reversing course.

In the U.S., the notable federal intervention into the economy and the financial markets during the year was a second round of quantitative easing, dubbed QE2, whereby the Fed initiated a program to purchase up to $600 billion of long-term U.S. Treasury securities from November 2010 through mid-2011. As Fed members were consistently focused on inflation, one of the goals of QE2 was to alleviate the fear of a potential deflationary spiral. Together, discussion and implementation of the QE2 program, increased confidence in the Eurozone area due to government intervention there, and an improving U.S. economy diminished investors appetite for U.S. Treasuries and brought down LIBOR rates during the last months of the annual period. The U.S. equity market began to rise in late August after the first mention of QE2, and the rally continued through year end as investor appetite for risk increased. Additionally, money market yields remained at relatively low levels, due to the Fed Funds rate remaining unchanged at 0.00 - 0.25%.

Another major factor that impacted the money markets during the annual period was the adoption of amendments to Rule 2a-7 under the Investment Company Act of 1940. These amendments, which were adopted by the Securities and Exchange Commission (SEC), are designed to strengthen the regulatory requirements governing

        DECEMBER 31, 2010                                          ANNUAL REPORT
money market funds and better protect investors. They are also intended to increase the resilience of money market funds to economic stresses. In particular, the Rule 2a-7 amendments include, among other things, provisions designed to improve credit quality and liquidity, shorten maturity limits and modify reporting requirements of money market funds.

On the following pages, you will find a brief discussion from the portfolio managers of the SunAmerica Money Market Fund and SunAmerica Municipal Money Market Fund regarding the Funds' annual results and highlighting key strategies pursued. You will also find the financial statements and portfolio information for each of the Funds for the annual period ended December 31, 2010.

Though the money markets have posed challenges, we remain diligent in the management of your assets. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions, or require additional information on these or other SunAmerica Mutual Funds, you may contact your financial advisor or visit us at www.sunamericafunds.com.

Sincerely,

/s/ Peter A. Harbeck
Peter A. Harbeck
President & CEO
SunAmerica Asset Management Corp.

--------
Past performance is no guarantee of future results.

/1/Source: Bureau of Economic Analysis, February 2011.

/2/LIBOR, or the London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

        SUNAMERICA MONEY MARKET FUND

ANDREW DOULOS, PORTFOLIO MANAGER
SUNAMERICA ASSET MANAGEMENT CORP.

   The SunAmerica Money Market Fund (Class A) returned 0.01% for the annual period ended December 31, 2010, as compared with the three-month T-Bill*, which returned 0.13% for the same period.

   Fund performance was affected most by historically low interest rates that persisted throughout 2010. Yields on money market securities decreased steadily throughout the annual period, with one-month certificates of deposit (CDs) yielding approximately 0.20% at year end, down from roughly 0.28% at the start of the year.

   While money market yields were low throughout the annual period, the Fund's investment strategy helped it provide current income while meeting its two primary objectives -- liquidity and capital preservation. We were able to navigate interest rate risk by adjusting the Fund's weighted average maturity+ as market conditions shifted. We were able to mitigate potential credit risk by buying high quality, creditworthy names, which helped buoy the Fund's performance.

   More specifically, given the low yield environment that existed throughout the year, we employed a barbell investment strategy, with greater weightings in fixed-rate securities at the short-term end of the yield curve and in longer-dated floating-rate securities. This strategy enabled us to provide a cushion of liquidity in the near term, i.e. one to seven days, and to garner the relatively higher yield available from investments with longer-dated maturities, i.e. more than 30 days. Such a barbell strategy was also employed during the annual period as the new SEC rule changes for money markets funds imposed new, enhanced liquidity requirements mandating that money market funds maintain substantial portions of their portfolios in cash and securities that can readily be converted into cash.

   Throughout the annual period, the Fund maintained a weighted average maturity below the new 60 day maximum mandated by the SEC. Indeed, the Fund's weighted average maturity was managed to achieve a range between 40 to 50 days for most of the annual period. In the last months of the annual period, we did lengthen the Fund's weighted average maturity by approximately five days by adding longer maturity yet still highly liquid Treasury bill securities to the portfolio in an effort to add yield to the Fund while maintaining the quality of the portfolio as well as in anticipation of seasonally-typical year-end cash flow turnover. As of December 31, 2010, the Fund's weighted average maturity stood at approximately 46 days.

   Throughout the annual period, the Fund was focused primarily on investments in government agency securities and U.S. Treasury securities, with lesser allocations to shorter-term repurchase agreements, commercial paper and certificates of deposit.


--------
Past performance is no guarantee of future results.

*As measured by the Citigroup 3-Month Treasury Bill Index, an unmanaged index that tracks short-term U.S. government debt instruments. Indices are not managed and an investor cannot invest directly into an index.

+Weighted average maturity is the average time it takes for securities in a portfolio to mature, weighted in proportion to the dollar amount that is invested in the portfolio. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA MUNICIPAL MONEY MARKET FUND

PETER STEVENSON, PORTFOLIO MANAGER
AIG ASSET MANAGEMENT

   The SunAmerica Municipal Money Market Fund (Class A) returned 0.03% for the annual period ended December 31, 2010.

   During the first quarter of the annual period, the Fund had the majority of its assets invested in variable rate demand notes (VRDNs), whose rates reset either daily or weekly. The Fund was diversified among securities in various sectors issued in various states. The Fund's weighted average maturity* finished the quarter at approximately eight days, with no extensions made during the quarter, as our view was that variable rate resets would close any gap with note rates. During the second quarter, we modestly extended the Fund's weighted average maturity, purchasing a revenue note with a maturity in August 2010. The Fund's weighted average maturity at the end of the second quarter had subsequently declined -- modestly -- to approximately seven days. Also in the second quarter, the mix of exposure to sectors shifted slightly compared to the prior quarter, with housing, water and sewer revenue, and transportation credits comprising the top three sectors.

   By the close of the third quarter, the Fund's weighted average maturity had lengthened to 19 days due primarily to the purchase in August of two note positions, each maturing in August 2011 -- one issued by the State of Texas and the other by the State of Michigan Finance Authority. Exposure shifted within the Fund's top three sectors such that transportation credits accounted for the largest allocation followed by housing and then water and sewer revenue. At the end of the fourth quarter, the two note positions purchased in the third quarter remained the securities with the longest maturities in the Fund's portfolio. The Fund held more than 30% of its net assets in daily reset VRDNs, which have a daily put** feature and, therefore, daily liquidity, but that typically reset at a slightly lower rate than do weekly reset securities.

   Variable rate yields, as measured by the SIFMA Municipal Swap Index+, rose during the first quarter from a low of 0.15% to 0.29% in March before remaining in a range bound between 0.24% and 0.32% until year end, when a high of 0.34% was reached. The average for the year was approximately 0.27%. The relationship between the levels of VRDNs and longer-term fixed rate money market securities had the greatest impact on the Fund's results during the annual period. The Fund missed out on the performance of fixed-coupon securities with shorter maturities early in the year when resets were low relative to fixed rates, but recovered as variable rates rose in the second quarter and the Fund's weighted average maturity was extended during the third quarter.

   The Fund ended the year with a weighted average maturity of approximately 15 days. As of the end of the annual period, variable-rate demand note obligations comprised more than 95% of the Fund's investments with the balance invested in fixed rate note revenue obligations. The largest sector exposures at year end were transportation (19%), water and sewer revenue (16%) and housing (15%). New York (10%), Kentucky (10%) and California (9%) represented the Fund's three largest exposures as measured by state of issuance at the end of December 2010.

--------
Past performance is no guarantee of future results.

*Weighted average maturity is the average time it takes for securities in a portfolio to mature, weighted in proportion to the dollar amount that is invested in the portfolio. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

**A put is an option that conveys to its holder the right, but not the obligation, to sell an issue of bonds before maturity by forcing the issuer to buy at par, or at an amount equivalent to its original issue value.

+The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt variable-rate demand obligations. Indices are not managed and an investor cannot invest directly into an index.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA MONEY MARKET FUNDS, INC.
        EXPENSE EXAMPLE -- December 31, 2010

DISCLOSURE OF PORTFOLIO EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a Fund in the SunAmerica Money Market Funds, Inc., you may incur two types of costs: (1) transaction costs, including contingent deferred sales charges, small account fees and administrative fees and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. This Example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2010 and held until December 31, 2010.

ACTUAL EXPENSES

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2010" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I, the "Expenses Paid During the Six Months Ended December 31, 2010" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended December 31, 2010" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan documents and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2010" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I, the "Expenses Paid During the Six Months Ended December 31, 2010" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended December 31, 2010" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan documents and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2010" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, qualified retirement plan document and/or materials from your financial adviser for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SUNAMERICA MONEY MARKET FUNDS, INC.
        EXPENSE EXAMPLE -- DECEMBER 31, 2010 -- (CONTINUED)

                                        ACTUAL                                               HYPOTHETICAL
                ------------------------------------------------------- -------------------------------------------------------
                                                                                           ENDING ACCOUNT
                                   ENDING ACCOUNT      EXPENSES PAID                        VALUE USING        EXPENSES PAID
                   BEGINNING        VALUE USING          DURING THE        BEGINNING     A HYPOTHETICAL 5%       DURING THE
                 ACCOUNT VALUE     ACTUAL RETURNS     SIX MONTHS ENDED   ACCOUNT VALUE     ASSUMED RETURN     SIX MONTHS ENDED
FUND#           AT JULY 1, 2010 AT DECEMBER 31, 2010 DECEMBER 31, 2010* AT JULY 1, 2010 AT DECEMBER 31, 2010 DECEMBER 31, 2010*
-----           --------------- -------------------- ------------------ --------------- -------------------- ------------------
Money Market
   Class A.....    $1,000.00         $1,000.05             $1.26           $1,000.00         $1,023.95             $1.28
   Class I.....    $1,000.00         $1,000.05             $1.21           $1,000.00         $1,024.00             $1.22
Municipal
 Money Market
   Class A.....    $1,000.00         $1,000.26             $1.56           $1,000.00         $1,023.64             $1.58




                     EXPENSE
                   RATIO AS OF
FUND#           DECEMBER 31, 2010*
-----           ------------------
Money Market
   Class A.....        0.25%
   Class I.....        0.24%
Municipal
 Money Market
   Class A.....        0.31%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days. These ratios do not reflect transaction costs, including contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your qualified retirement plan document and/or materials from your financial adviser for more information.
# During the stated period, the investment adviser and distributor either waived/reimbursed a portion of or all of the fees/expenses and assumed a portion of or all expenses for the Funds. As a result, if these fees and expenses had not been waived/reimbursed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended December 31, 2010" and the "Expense Ratios" would have been higher.

        SUNAMERICA MONEY MARKET FUNDS, INC.
        STATEMENT OF ASSETS AND LIABILITIES -- DECEMBER 31, 2010

                                                                    MONEY MARKET  MUNICIPAL MONEY
                                                                        FUND        MARKET FUND
                                                                    ------------  ---------------
ASSETS:
Investments at value* (unaffiliated)............................... $655,604,310    $82,167,830
Repurchase agreements (cost approximates value)....................   79,398,000             --
                                                                    ------------    -----------
  Total investments................................................ $735,002,310    $82,167,830
                                                                    ------------    -----------

Cash...............................................................          949        243,913
Receivable for:
  Fund shares sold.................................................      189,586             --
  Dividends and interest...........................................      163,072         64,742
Prepaid expenses and other assets..................................        8,422          1,588
Due from investment adviser for expense reimbursements/fee waivers.      356,899         35,890
Due from distributor for fee waivers...............................       88,271          9,910
                                                                    ------------    -----------
  Total assets.....................................................  735,809,509     82,523,873
                                                                    ------------    -----------
LIABILITIES:
Payable for:
  Fund shares redeemed.............................................      408,161             --
  Investment advisory and management fees..........................      296,144         23,122
  Distribution and service maintenance fees........................       88,272          9,912
  Transfer agent fees and expenses.................................      150,648         17,819
  Dividends payable................................................       18,198          2,040
  Directors' fees and expenses.....................................       29,901          2,668
Other accrued expenses.............................................      172,113         61,072
                                                                    ------------    -----------
  Total liabilities................................................    1,163,437        116,633
                                                                    ------------    -----------
   Net Assets...................................................... $734,646,072    $82,407,240
                                                                    ============    ===========
NET ASSETS REPRESENTED BY:
Common stock, $.001 par value (10 billion shares authorized)....... $    735,810    $    82,424
Paid-in capital....................................................  735,149,628     82,350,957
                                                                    ------------    -----------
                                                                     735,885,438     82,433,381
Accumulated undistributed net investment income (loss).............      (28,259)        (1,648)
Accumulated realized gain (loss) on investments....................   (1,211,107)       (24,493)
                                                                    ------------    -----------
   Net assets...................................................... $734,646,072    $82,407,240
                                                                    ============    ===========
CLASS A:
Net assets......................................................... $719,671,080    $82,407,240
Shares outstanding.................................................  720,831,566     82,423,576
Net asset value and redemption price per share
 (excluding any applicable contingent deferred sales charge)....... $       1.00    $      1.00
                                                                    ============    ===========
CLASS I:
Net assets......................................................... $ 14,974,992    $        --
Shares outstanding.................................................   14,978,732             --
Net asset value and redemption price per share..................... $       1.00    $        --
                                                                    ============    ===========

*Amortized cost of investment securities (unaffiliated)............ $655,604,310    $82,167,830
                                                                    ============    ===========

See Notes to Financial Statements

        SUNAMERICA MONEY MARKET FUNDS, INC.
        STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                                        MONEY MARKET MUNICIPAL MONEY
                                                                                            FUND       MARKET FUND
                                                                                        ------------ ---------------
INVESTMENT INCOME:
Interest (unaffiliated)................................................................ $ 2,212,411     $ 262,351
Dividends (unaffiliated)...............................................................          20            --
                                                                                        -----------     ---------
   Total investment income.............................................................   2,212,431       262,351
                                                                                        -----------     ---------
EXPENSES:
Investment advisory and management fees................................................   3,618,071       306,617
Distribution and service maintenance fees
  Class A..............................................................................   1,080,790       131,407
Transfer agent fees and expenses
  Class A..............................................................................   1,645,431       194,881
  Class I..............................................................................      40,503            --
Registration fees......................................................................
  Class A..............................................................................      25,008        13,576
  Class I..............................................................................       1,640            --
Custodian and accounting fees..........................................................     119,019        26,915
Reports to shareholders................................................................     150,923        13,331
Audit and tax fees.....................................................................      38,939        37,338
Legal fees.............................................................................      16,682        10,478
Directors' fees and expenses...........................................................      97,685         6,085
Other expenses.........................................................................      19,574        11,105
                                                                                        -----------     ---------
   Total expenses before fee waivers, expense reimbursements and custody credits.......   6,854,265       751,733
   Fees waived and expenses reimbursed by investment adviser and distributor (Note 3)..  (4,715,690)     (498,039)
   Custody credits earned on cash balances.............................................        (241)         (105)
                                                                                        -----------     ---------
   Net expenses........................................................................   2,138,334       253,589
                                                                                        -----------     ---------
Net investment income (loss)...........................................................      74,097         8,762
                                                                                        -----------     ---------
   Net realized gain (loss) on investments.............................................       7,317             9
   Net increase from payment by affiliate (Note 3).....................................   1,050,000            --
                                                                                        -----------     ---------
Net realized gain (loss) on investments................................................   1,057,317             9
                                                                                        -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................ $ 1,131,414     $   8,771
                                                                                        ===========     =========

See Notes to Financial Statements

        SUNAMERICA MONEY MARKET FUNDS, INC.
        STATEMENT OF CHANGES IN NET ASSETS


                                                                                                MONEY MARKET FUND
                                                                                          ----------------------------
                                                                                          FOR THE YEAR   FOR THE YEAR
                                                                                             ENDED          ENDED
                                                                                          DECEMBER 31,   DECEMBER 31,
                                                                                              2010           2009
                                                                                          ------------  --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $     74,097  $    1,270,232
  Net realized gain (loss) on investments................................................    1,057,317       2,653,431
                                                                                          ------------  --------------
Net increase (decrease) in net assets resulting from operations.......................... $  1,131,414  $    3,923,663
                                                                                          ------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................      (72,203)     (1,229,487)
  Net investment income (Class B)+.......................................................           --          (2,328)
  Net investment income (Class C)+.......................................................           --          (4,524)
  Net investment income (Class I)........................................................       (1,684)        (33,086)
                                                                                          ------------  --------------
Total distributions to shareholders......................................................      (73,887)     (1,269,425)
                                                                                          ------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 5).  (41,636,074)   (303,962,472)
                                                                                          ------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................  (40,578,547)   (301,308,234)
                                                                                          ------------  --------------
NET ASSETS:
Beginning of period......................................................................  775,224,619   1,076,532,853
                                                                                          ------------  --------------
End of period*........................................................................... $734,646,072  $  775,224,619
                                                                                          ============  ==============
*Includes accumulated undistributed net investment income (loss)......................... $    (28,259) $      141,661
                                                                                          ============  ==============

                                                                                                MUNICIPAL MONEY
                                                                                                  MARKET FUND
                                                                                          --------------------------
                                                                                          FOR THE YEAR  FOR THE YEAR
                                                                                             ENDED         ENDED
                                                                                          DECEMBER 31,  DECEMBER 31,
                                                                                              2010          2009
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $      8,762  $     33,173
  Net realized gain (loss) on investments................................................            9             8
                                                                                          ------------  ------------
Net increase (decrease) in net assets resulting from operations.......................... $      8,771  $     33,181
                                                                                          ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................      (25,869)      (33,173)
  Net investment income (Class B)+.......................................................           --            --
  Net investment income (Class C)+.......................................................           --            --
  Net investment income (Class I)........................................................           --            --
                                                                                          ------------  ------------
Total distributions to shareholders......................................................      (25,869)      (33,173)
                                                                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 5).  (28,106,880)  (77,551,485)
                                                                                          ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................  (28,123,978)  (77,551,477)
                                                                                          ------------  ------------
NET ASSETS:
Beginning of period......................................................................  110,531,218   188,082,695
                                                                                          ------------  ------------
End of period*........................................................................... $ 82,407,240  $110,531,218
                                                                                          ============  ============
*Includes accumulated undistributed net investment income (loss)......................... $     (1,648) $     15,459
                                                                                          ============  ============

--------
+  See Note 1

See Notes to Financial Statements

        SUNAMERICA MONEY MARKET FUNDS, INC.
        FINANCIAL HIGHLIGHTS

                                        MONEY MARKET FUND
                                        -----------------
                NET                           NET                                    RATIO OF NET
               ASSET              DIVIDENDS  ASSET            NET ASSETS  RATIO OF    INVESTMENT
               VALUE      NET      FROM NET  VALUE              END OF    EXPENSES    INCOME TO
             BEGINNING INVESTMENT INVESTMENT END OF   TOTAL     PERIOD   TO AVERAGE    AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)    INCOME   PERIOD RETURN(2)  (000'S)   NET ASSETS   NET ASSETS
------------ --------- ---------- ---------- ------ --------- ---------- ----------  ------------
                                             CLASS A
                                             -------
  12/31/06     $1.00     $0.04      $(0.04)  $1.00    4.22%   $1,711,783    0.89%        4.14%
  12/31/07      1.00      0.04       (0.04)   1.00    4.32     1,182,789    0.90         4.27
  12/31/08      1.00      0.02       (0.02)   1.00    1.84(4)    995,968    0.94         1.86
  12/31/09      1.00      0.00       (0.00)   1.00    0.12(5)    760,577    0.78(3)      0.14(3)
  12/31/10      1.00      0.00       (0.00)   1.00    0.01(6)    719,671    0.29(3)      0.01(3)
                                             CLASS I
                                             -------
  12/31/06     $1.00     $0.04      $(0.04)  $1.00    4.31%   $   18,057    0.80%(3)     4.26%(3)
  12/31/07      1.00      0.04       (0.04)   1.00    4.43        18,543    0.80(3)      4.32(3)
  12/31/08      1.00      0.02       (0.02)   1.00    1.98(4)     16,998    0.80(3)      1.97(3)
  12/31/09      1.00      0.00       (0.00)   1.00    0.20(5)     14,648    0.69(3)      0.21(3)
  12/31/10      1.00      0.00       (0.00)   1.00    0.01(6)     14,975    0.29(3)      0.01(3)

--------
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3) Net of the following expense reimbursements/waivers (based on average net assets):

                            12/31/06 12/31/07 12/31/08 12/31/09 12/31/10
                            -------- -------- -------- -------- --------
       Class A.............    -- %     -- %      -- %   0.21%    0.64%
       Class I.............   0.05     0.04     0.18     0.34     0.51

(4) Total return includes the effect of payments by an affiliate. Without these payments, the total return would have been 0.82% for Class A shares and 0.96% for Class I shares.
(5) Total return includes the effect of payments by an affiliate. Without these payments, the total return would have been (0.88)% for Class A shares and remained unchanged for Class I shares. (Note 3)
(6) The Fund's performance figure was increased by less than 0.01% from the effect of payments by an affiliate (Note 3)

See Notes to Financial Statements

        SUNAMERICA MONEY MARKET FUNDS, INC.
        FINANCIAL HIGHLIGHTS -- (continued)

                                 MUNICIPAL MONEY MARKET FUND
                                 ---------------------------
                NET                           NET               NET               RATIO OF NET
               ASSET              DIVIDENDS  ASSET            ASSETS    RATIO OF   INVESTMENT
               VALUE      NET      FROM NET  VALUE            END OF    EXPENSES   INCOME TO
             BEGINNING INVESTMENT INVESTMENT END OF   TOTAL   PERIOD   TO AVERAGE   AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)    INCOME   PERIOD RETURN(2) (000'S)  NET ASSETS  NET ASSETS
------------ --------- ---------- ---------- ------ --------- -------- ---------- ------------
                                           CLASS A
                                           -------
  12/31/06     $1.00     $0.03      $(0.03)  $1.00    2.69%   $101,083    0.78%       2.68%
  12/31/07      1.00      0.03       (0.03)   1.00    2.84     153,906    0.83(3)     2.80(3)
  12/31/08      1.00      0.02       (0.02)   1.00    1.53     188,083    0.83(3)     1.45(3)
  12/31/09      1.00      0.00       (0.00)   1.00    0.02     110,531    0.52(3)     0.02(3)
  12/31/10      1.00      0.00       (0.00)   1.00    0.03      82,407    0.29(3)     0.01(3)

--------
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3) Net of the following expense reimbursements/waivers (based on average net assets):

                            12/31/06 12/31/07 12/31/08 12/31/09 12/31/10
                            -------- -------- -------- -------- --------
       Class A.............   -- %     0.01%    0.01%    0.32%    0.57%

See Notes to Financial Statements

        SUNAMERICA MONEY MARKET FUND
        PORTFOLIO PROFILE -- DECEMBER 31, 2010 -- (UNAUDITED)

                   INDUSTRY ALLOCATION*
                   U.S. Government Agencies..........  40.4%
                   Foreign Banks.....................  17.8
                   Repurchase Agreement..............  10.8
                   U.S. Government Treasuries........  10.0
                   Money Center Banks................   5.9
                   Diversified Financial Services....   5.8
                   Commercial Banks-Canadian.........   3.8
                   Super-Regional Banks-US...........   2.6
                   Commercial Banks..................   1.7
                   Finance...........................   1.2
                                                      -----
                                                      100.0%
                                                      =====

                   Weighted average days to maturity.  46.0

                      CREDIT QUALITY ALLOCATION @#
                      A-1..........................  99.8%
                      Not Rated+...................   0.2
                                                    -----
                                                    100.0%
                                                    =====

--------
*  Calculated as a percentage of net assets
@  Source: Standard and Poor's
#  Calculated as a percentage of total debt issues
+ Represents debt issues that have either no rating or the rating is unavailable form the data source.

        SUNAMERICA MONEY MARKET FUND
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010

                                               PRINCIPAL     VALUE
                 SECURITY DESCRIPTION           AMOUNT      (NOTE 2)
          SHORT-TERM INVESTMENT SECURITIES -- 89.2%
          CERTIFICATES OF DEPOSIT -- 24.2%
          Barclays Bank PLC
           0.20% due 01/04/11................ $15,050,000 $ 15,050,000
          Barclays Bank PLC
           0.28% due 02/08/11................   6,350,000    6,350,000
          BNP Paribas
           0.26% due 01/18/11................  13,500,000   13,500,000
          Deutsche Bank AG
           0.26% due 01/20/11................  11,900,000   11,900,000
          Deutsche Bank AG
           0.27% due 02/16/11................  13,500,000   13,500,000
          Nordea Bank Finland PLC
           0.25% due 01/06/11................  12,700,000   12,700,000
          Nordea Bank Finland PLC
           0.25% due 02/14/11................  12,740,000   12,740,000
          Rabobank Nederland NV FRS
           0.26% due 02/09/11................  12,760,000   12,760,000
          Rabobank Nederland NV
           0.34% due 03/16/11................  13,000,000   13,000,266
          Royal Bank of Canada FRS
           0.26% due 01/21/11................   2,550,000    2,550,041
          Royal Bank of Canada FRS
           0.26% due 03/23/11................  12,300,000   12,300,000
          Royal Bank of Canada FRS
           0.36% due 09/14/11................  12,800,000   12,800,000
          Svenska Handelsbanken
           0.26% due 01/07/11................  12,700,000   12,700,000
          Svenska Handelsbanken
           0.27% due 02/22/11................  13,000,000   13,000,000
          UBS AG
           0.22% due 01/10/11................  12,800,000   12,800,000
                                                          ------------
          TOTAL CERTIFICATES OF DEPOSIT
            (amortized cost $177,650,307)....              177,650,307
                                                          ------------
          COMMERCIAL PAPER -- 11.1%
          Bank of America Corp.
           0.25% due 01/05/11................   7,800,000    7,799,783
          Barclays US Funding LLC
           0.23% due 01/10/11................   6,350,000    6,349,635
          BNP Paribas Finance, Inc.
           0.21% due 01/05/11................  12,950,000   12,949,698
          Citigroup Funding, Inc.
           0.26% due 01/18/11................  12,600,000   12,598,453
          Citigroup Funding, Inc.
           0.28% due 02/08/11................  13,500,000   13,496,010
          State Street Corp.
           0.25% due 03/08/11................  12,500,000   12,494,271
          UBS Finance Delaware LLC
           0.17% due 01/05/11................  16,050,000   16,049,697
                                                          ------------
          TOTAL COMMERCIAL PAPER
            (amortized cost $81,737,547).....               81,737,547
                                                          ------------
          U.S. CORPORATE BONDS & NOTES -- 0.7%
          Citibank NA
           FDIC Guar. Notes
           1.25% due 09/22/11................     310,000      312,119
          JPMorgan Chase & Co. FRS
           FDIC Guar. Notes
           0.36% due 02/23/11................   5,000,000    5,000,000
                                                          ------------
          TOTAL U.S. CORPORATE BONDS & NOTES
            (amortized cost $5,312,119)......                5,312,119
                                                          ------------

                                                    PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT     (NOTE 2)
      --------------------------------------------------------------------
      MEDIUM TERM NOTES -- 2.8%
      Bank of America NA FRS
       0.28% due 02/24/11......................... $11,500,000 $11,500,000
      General Electric Capital Corp. FRS
       FDIC Guar. Notes
       0.38% due 03/11/11.........................   2,550,000   2,550,722
      General Electric Capital Corp.
       FDIC Guar. Notes
       1.63% due 01/07/11.........................   3,900,000   3,900,903
      General Electric Capital Corp.
       FDIC Guar. Notes
       1.80% due 03/11/11.........................   2,450,000   2,457,456
                                                               -----------
      TOTAL MEDIUM TERM NOTES
        (amortized cost $20,409,081)..............              20,409,081
                                                               -----------
      U.S. GOVERNMENT AGENCIES -- 40.4%
      Agency for International Development Panama
       FRS
       0.68% due 05/15/15.........................   1,238,090   1,239,928
      Federal Farm Credit Bank
       0.23% due 08/11/11.........................   4,200,000   4,194,043
      Federal Home Loan Bank
       0.17% due 01/26/11.........................  12,550,000  12,548,519
        0.18% due 02/24/11........................  11,000,000  10,997,030
        0.19% due 05/12/11........................  13,000,000  12,998,980
        0.20% due 01/12/11........................   3,580,000   3,579,781
        0.20% due 01/14/11........................   4,080,000   4,079,705
        0.20% due 01/21/11........................   5,000,000   4,999,444
        0.26% due 01/25/11........................   2,000,000   2,000,074
        0.27% due 09/19/11........................   4,080,000   4,072,013
        0.39% due 02/25/11........................   4,860,000   4,857,104
        0.41% due 03/17/11........................   7,560,000   7,553,542
        0.75% due 03/25/11........................   3,000,000   3,003,798
      Federal Home Loan Bank FRS
       0.16% due 08/01/11.........................  10,250,000  10,248,092
        0.16% due 08/01/11........................   2,250,000   2,248,742
        0.16% due 02/17/12........................   7,600,000   7,595,555
        0.17% due 08/12/11........................  15,300,000  15,294,334
        0.21% due 09/15/11........................   3,750,000   3,749,164
        0.21% due 09/23/11........................  16,000,000  15,998,850
        0.30% due 12/15/11........................  12,770,000  12,770,000
        0.40% due 11/25/11........................  12,600,000  12,600,000
        0.40% due 11/28/11........................  12,600,000  12,600,000
      Federal Home Loan Mtg. Corp.
       0.16% due 02/24/11.........................   5,000,000   4,998,838
        0.17% due 01/10/11........................  10,590,000  10,589,563
        0.17% due 01/24/11........................   5,000,000   4,999,457
        0.18% due 01/07/11........................  10,000,000   9,999,700
        0.19% due 04/01/11........................   9,500,000   9,495,487
        0.19% due 04/18/11........................   5,300,000   5,297,007
        0.20% due 05/24/11........................   2,750,000   2,747,793
        0.20% due 06/21/11........................   5,300,000   5,294,965
        0.20% due 06/22/11........................   2,750,000   2,747,372
        0.22% due 01/11/11........................   7,070,000   7,069,568
        0.24% due 08/03/11........................   3,580,000   3,574,893
        0.25% due 06/01/11........................   3,650,000   3,646,173
      Federal Home Loan Mtg. Corp. FRS
       0.15% due 02/01/11.........................   1,000,000     999,960
        0.27% due 01/14/11........................     840,000     840,026
        0.34% due 01/28/11........................     520,000     520,057
        0.34% due 04/07/11........................  13,500,000  13,499,645

        SUNAMERICA MONEY MARKET FUND
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

                                               PRINCIPAL      VALUE
                 SECURITY DESCRIPTION           AMOUNT       (NOTE 2)
           SHORT-TERM INVESTMENT SECURITIES (CONTINUED)
           U.S. GOVERNMENT AGENCIES (CONTINUED)
           Federal National Mtg. Assoc.
            0.18% due 01/12/11............... $ 7,350,000  $  7,349,596
             0.18% due 02/14/11..............   6,750,000     6,748,515
             0.18% due 02/15/11..............  10,000,000     9,997,750
             0.20% due 01/19/11..............   9,700,000     9,699,030
             0.28% due 03/01/11..............   7,460,000     7,456,577
                                                           ------------
           TOTAL U.S. GOVERNMENT AGENCIES
             (amortized cost $296,800,670)...               296,800,670
                                                           ------------
           U.S. GOVERNMENT TREASURIES -- 10.0%
           United States Treasury Bills
            0.17% due 04/21/11...............  11,160,000    11,154,203
             0.19% due 03/10/11..............   9,800,000     9,796,575
             0.19% due 03/17/11..............  11,500,000    11,495,448
             0.20% due 06/30/11..............  12,950,000    12,937,374
             0.20% due 07/28/11..............   5,500,000     5,493,587
             0.21% due 06/02/11..............   7,500,000     7,493,350
             0.23% due 09/22/11..............  10,350,000    10,332,922
             0.24% due 09/22/11..............   5,000,000     4,991,127
                                                           ------------
           TOTAL U.S. GOVERNMENT TREASURIES
             (amortized cost $73,694,586)....                73,694,586
                                                           ------------
           TOTAL SHORT-TERM INVESTMENT SECURITIES -- 89.2%
             (amortized cost $655,604,310)...               655,604,310
                                                           ------------

                                               PRINCIPAL      VALUE
               SECURITY DESCRIPTION             AMOUNT       (NOTE 2)
       -----------------------------------------------------------------
       REPURCHASE AGREEMENTS(1) -- 10.8%
       State Street Bank & Trust Co.,
        Joint Repurchase Agreement........... $ 3,087,000  $  3,087,000
       UBS Securities LLC
        Joint Repurchase Agreement...........  76,311,000    76,311,000
                                                           ------------
       TOTAL REPURCHASE AGREEMENTS
         (amortized cost $79,398,000)........                79,398,000
                                                           ------------
       TOTAL INVESTMENTS --
         (amortized cost $735,002,310)(2)....       100.0%  735,002,310
       LIABILITIES IN EXCESS OF OTHER ASSETS.         0.0      (356,238)
                                              -----------  ------------
       NET ASSETS............................       100.0% $734,646,072
                                              ===========  ============

--------
(1)  See Note 2 for details of Joint Repurchase Agreements.
(2)  See Note 4 for cost of investments on a tax basis.
FDIC --Federal Deposit Insurance Corp.
FRS --Floating Rate Security
The rates shown on FRS are the current interest rates at December 31, 2010. The dates shown on debt obligations are the original maturity dates.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2010 (see Note 2):

                                   LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFICANT
                                      QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
                                   ------------------- ----------------- -------------------- ------------
ASSETS:
Short-Term Investment Securities:
  Certificates of Deposit.........         $--           $177,650,307            $--          $177,650,307
  Commercial Paper................          --             81,737,547             --            81,737,547
  U.S. Corporate Bonds & Notes....          --              5,312,119             --             5,312,119
  Medium Term Notes...............          --             20,409,081             --            20,409,081
  U.S. Government Agencies........          --            296,800,670             --           296,800,670
  U.S. Government Treasuries......          --             73,694,586             --            73,694,586
Repurchase Agreement..............          --             79,398,000             --            79,398,000
                                           ---           ------------            ---          ------------
TOTAL.............................         $--           $735,002,310            $--          $735,002,310
                                           ===           ============            ===          ============

        SUNAMERICA MUNICIPAL MONEY MARKET FUND
        PORTFOLIO PROFILE -- DECEMBER 31, 2010 -- (UNAUDITED)


                    ALLOCATION BY STATES*
                    New York.......................... 10.3%
                    Kentucky.......................... 10.0
                    California........................  9.3
                    Illinois..........................  8.2
                    Massachusetts.....................  7.3
                    New Jersey........................  6.8
                    Michigan..........................  5.4
                    Oklahoma..........................  4.8
                    Louisiana.........................  4.6
                    Ohio..............................  4.6
                    Texas.............................  4.1
                    North Carolina....................  2.7
                    Alaska............................  2.4
                    South Dakota......................  2.1
                    Maine.............................  2.1
                    Colorado..........................  2.0
                    Florida...........................  1.9
                    Virginia..........................  1.9
                    Utah..............................  1.9
                    Arizona...........................  1.6
                    Pennsylvania......................  1.6
                    Wyoming...........................  1.3
                    North Dakota......................  1.2
                    Iowa..............................  0.9
                    Connecticut.......................  0.4
                    Maryland..........................  0.1
                    Registered Investment Company.....  0.1
                    Wisconsin.........................  0.1
                                                       ----
                                                       99.7%
                                                       ====

                    Weighted average days to maturity. 15.2

                      CREDIT QUALITY ALLOCATION@#
                      A-1.........................  71.5%
                      SP-1........................   4.6
                      Not Rated+..................  23.9
                                                   -----
                                                   100.0%
                                                   =====

--------
*  Calculated as a percentage of net assets.
@  Source: Standard and Poor's
#  Calculated as percentage of total debt issues
+ Represent debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA MUNICIPAL MONEY MARKET FUND
        PORTFOLIO OF INVESTMENTS -- December 31, 2010 -- (continued)

                                                        PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                   AMOUNT     (NOTE 2)
   SHORT-TERM INVESTMENT SECURITIES -- 99.7%
   ALASKA -- 2.4%
     Alaska State International Airports VRDN
      Series A
      (LOC- State Street Bank and Trust Co.)
      0.32% due 10/01/30+.............................. $2,000,000 $2,000,000
                                                                   ----------
   ARIZONA -- 1.6%
     Maricopa County, Arizona Industrial Development
      Authority Multi Family Housing VRDN
      Series A
      (LOC-Wells Fargo Bank N.A.)
      0.50% due 12/01/39+..............................  1,350,000  1,350,000
                                                                   ----------
   CALIFORNIA -- 9.3%
     Big Bear Lake, California Industrial VRDN
      Series A
      (LOC--KBC Bank N.V.)
      0.33% due 12/01/28+..............................  2,000,000  2,000,000
     Metropolitan Water District of Southern
      California VRDN
      Series B-3
      (LOC--BNP Paribas)
      0.25% due 07/01/35+..............................  1,900,000  1,900,000
     Metropolitan Water District of Southern
      California VRDN
      Series C-1
      (LOC--Lloyds TSB Bank PLC)
      0.29% due 07/01/36+..............................  1,200,000  1,200,000
     Sacramento County, California Santa Anna
      District Authority VRDN
      Series D
      (LOC--Bank of America N.A.)
      0.28% due 12/01/39+..............................  2,300,000  2,300,000
     San Jose, California Redevelopment Agency VRDN
      Series B
      (LOC--JP Morgan Chase Bank)
      0.37% due 08/01/32+..............................    250,000    250,000
                                                                   ----------
                                                                    7,650,000
                                                                   ----------
   COLORADO -- 2.0%
     Colorado Housing & Finance Authority VRDN
      Series I
      0.35% due 10/01/35+..............................    335,000    335,000
     Colorado Housing & Finance Authority VRDN
      Series I-B2
      0.34% due 04/01/38+..............................  1,305,000  1,305,000
                                                                   ----------
                                                                    1,640,000
                                                                   ----------
   CONNECTICUT -- 0.4%
     Connecticut State Housing Finance Authority VRDN
      Series A-1
      0.28% due 05/15/39+..............................    350,000    350,000
                                                                   ----------
   FLORIDA -- 1.9%
     Collier County, Florida Health Facilities
      Authority VRDN
      (LOC--Wells Fargo N.A.)
      0.33% due 12/01/24+..............................    350,000    350,000
     Liberty County, Florida Industrial
      Development VRDN
      (LOC--Bank of America N.A.)
      0.41% due 10/01/28+..............................  1,250,000  1,250,000
                                                                   ----------
                                                                    1,600,000
                                                                   ----------

                                                        PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                    AMOUNT     (NOTE 2)
  --------------------------------------------------------------------------
  ILLINOIS -- 8.2%
    Chicago, Illinois O'Hare International
     Airport VRDN
     Series B
     (LOC--Societe Generale)
     0.38% due 01/01/18+............................... $  670,000 $  670,000
    Chicago, Illinois Sales Tax VRDN
     0.28% due 01/01/34+...............................  1,800,000  1,800,000
    Illinois Finance Authority VRDN
     Series E
     0.41% due 11/15/37+...............................    695,000    695,000
    Jackson-Union Counties, Illinois Regional
     Port District VRDN
     (LOC--Wachovia Bank N.A.)
     0.38% due 04/01/24+...............................  3,550,000  3,550,000
                                                                   ----------
                                                                    6,715,000
                                                                   ----------
  IOWA -- 0.9%
    Iowa Finance Authority Health Facilities VRDN
     Series E
     (LOC--Bank of America )
     0.36% due 07/01/39+...............................    700,000    700,000
                                                                   ----------
  KENTUCKY -- 10.0%
    Breckinridge County, Kentucky Lease
     Program VRDN
     (LOC--U.S. Bank N.A.)
     0.38% due 12/01/29+...............................  1,080,000  1,080,000
    Breckinridge County, Kentucky Lease
     Program VRDN
     Series A
     (LOC--U.S. Bank N.A.)
     0.38% due 02/01/31+...............................  1,415,000  1,415,000
    Kentucky Housing Corp. VRDN
     Series F
     0.33% due 07/01/29+...............................  1,090,000  1,090,000
    Kentucky Housing Corp. VRDN
     Series I
     0.35% due 01/01/32+...............................    995,000    995,000
    Louisville & Jefferson County Kentucky Visitors &
     Convention Commission VRDN
     Series B
     0.30% due 12/01/22+...............................  3,125,000  3,125,000
    Trimble County Assoc. of Counties Leasing Trust
     Lease Program VRDN
     Series A
     (LOC-U.S. Bank N.A.)
     0.28% due 12/01/38+...............................    500,000    500,000
                                                                   ----------
                                                                    8,205,000
                                                                   ----------
  LOUISIANA -- 4.6%
    East Baton Rouge Parish, Louisiana
     Pollution Control VRDN
     0.22% due 11/01/19+...............................  1,310,000  1,310,000
    East Baton Rouge Parish, Louisana
     Pollution Control VRDN
     0.23% due 03/01/22+...............................  2,500,000  2,500,000
                                                                   ----------
                                                                    3,810,000
                                                                   ----------
  MAINE -- 2.1%
    Maine State Housing Authority Mortgage VRDN
     Series B-3
     0.35% due 11/15/38+...............................  1,690,000  1,690,000
                                                                   ----------

        SUNAMERICA MUNICIPAL MONEY MARKET FUND
        PORTFOLIO OF INVESTMENTS -- December 31, 2010 -- (continued)

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
       SHORT-TERM INVESTMENT SECURITIES (CONTINUED)
       MARYLAND -- 0.1%
         Maryland State Health & Higher Education
          Facilities VRDN
          Series B
          0.35% due 12/01/15+...................... $  100,000 $  100,000
                                                               ----------
       MASSACHUSETTS -- 7.3%
         Massachusetts State VRDN
          Series B
          0.28% due 12/01/30+......................    435,000    435,000
         Massachusetts State VRDN
          Series B
          0.34% due 03/01/26+......................  2,350,000  2,350,000
         Massachusetts State Development
          Finance Agency VRDN
          Series U-A6
          (LOC-Bank of America N.A.)
          0.30% due 10/01/42+......................    280,000    280,000
         Massachusetts State Water Resources
          Authority VRDN
          Series C
          0.33% due 11/01/26+......................  2,935,000  2,935,000
                                                               ----------
                                                                6,000,000
                                                               ----------
       MICHIGAN -- 5.4%
         Holt, Michigan Public Schools VRDN
          0.35% due 05/01/30+......................  3,220,000  3,220,000
         Michigan Finance Authority
          Series D-3
          (LOC-Scotiabank)
          2.00% due 08/22/11.......................  1,250,000  1,262,729
                                                               ----------
                                                                4,482,729
                                                               ----------
       NEW JERSEY -- 6.8%
         New Jersey Economic Development
          Authority VRDN
          Series V-2
          (LOC-Dexia Credit Local)
          0.39% due 03/01/24+......................  2,000,000  2,000,000
         New Jersey State Housing & Mortgage
          Finance Agency VRDN
          Series A
          0.32% due 05/01/28+......................    385,000    385,000
         New Jersey State Turnpike Authority VRDN
          Series D
          (LOC-Scotiabank)
          0.27% due 01/01/24+......................  3,250,000  3,250,000
                                                               ----------
                                                                5,635,000
                                                               ----------
       NEW YORK -- 10.3%
         City of New York, New York VRDN
          Series E-4
          (LOC-BNP Paribas)
          0.25% due 08/01/21+......................    100,000    100,000
         City of New York, New York VRDN
          Series E-5
          (LOC-JP Morgan Chase Bank)
          0.27% due 08/01/19+......................  1,050,000  1,050,000
         City of New York, New York VRDN
          Series H-3
          0.31% due 08/01/23+......................    400,000    400,000

                                                        PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                   AMOUNT     (NOTE 2)
   -------------------------------------------------------------------------
   NEW YORK (CONTINUED)
     Metropolitan Transportation Authority VRDN
      Series D-1
      0.37% due 11/01/29+.............................. $1,700,000 $1,700,000
     New York City Municipal Water
      Finance Authority & Sewer System VRDN
      Series B-2
      0.26% due 06/15/24+..............................    900,000    900,000
     New York City Municipal Water Finance
      Authority & Sewer System VRDN
      Series B-4
      0.29% due 06/15/23+..............................  1,675,000  1,675,000
     New York City Municipal Water Finance
      Authority & Sewer System VRDN
      Series CC-1
      0.27% due 06/15/38+..............................    700,000    700,000
     New York City Transitional Finance
      Authority VRDN
      Series 2-E
      0.43% due 11/01/22+..............................    285,000    285,000
     New York City Transitional Finance
      Authority VRDN
      Series 3-C
      0.43% due 11/01/22+..............................    660,000    660,000
     New York City Transitional Finance
      Authority VRDN
      Series 3-D
      0.43% due 11/01/22+..............................    855,000    855,000
     Triborough Bridge & Tunnel Authority VRDN
      Series AB
      0.32% due 01/01/19+..............................    130,000    130,000
                                                                   ----------
                                                                    8,455,000
                                                                   ----------
   NORTH CAROLINA -- 2.7%
     City of Winston-Salem, North Carolina VRDN
      Series C
      0.33% due 08/01/11+..............................  1,400,000  1,400,000
     Wilmington, North Carolina VRDN
      0.33% due 06/01/15+..............................    855,000    855,000
                                                                   ----------
                                                                    2,255,000
                                                                   ----------
   NORTH DAKOTA -- 1.2%
     North Dakota State Housing Finance
      Agency VRDN
      Series B
      0.34% due 07/01/34+..............................  1,000,000  1,000,000
                                                                   ----------
   OHIO -- 4.6%
     Ohio Housing Finance Agency Multi Family
      Housing VRDN
      (LOC-Federal Home Loan Bank)
      0.34% due 10/01/36+..............................    890,000    890,000
     Ohio State Water Development Authority Pollution
      Control Facilities VRDN
      Series A
      (LOC-Barclays Bank PLC)
      0.29% due 05/15/19+..............................  2,900,000  2,900,000
                                                                   ----------
                                                                    3,790,000
                                                                   ----------

        SUNAMERICA MUNICIPAL MONEY MARKET FUND
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

                                                       PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                  AMOUNT     (NOTE 2)
    SHORT-TERM INVESTMENT SECURITIES (CONTINUED)
    OKLAHOMA -- 4.8%
      Oklahoma State Turnpike Authority VRDN
       Series B
       0.29% due 01/01/28+............................ $3,960,000 $3,960,000
                                                                  ----------
    PENNSYLVANIA -- 1.6%
      Pittsburgh, Pennsylvania Water & Sewer
       Authority VRDN
       Series B-1
       0.35% due 09/01/33+............................  1,300,000  1,300,000
                                                                  ----------
    SOUTH DAKOTA -- 2.1%
      South Dakota Housing Development
       Authority VRDN
       Series C-1
       0.33% due 05/01/32+............................  1,700,000  1,700,000
                                                                  ----------
    TEXAS -- 4.1%
      Texas State Economic Development VRDN
       Series A-2
       0.31% due 12/01/29+............................    850,000    850,000
      Texas State Economic Development
       2.00% due 08/31/11.............................  2,500,000  2,527,250
                                                                  ----------
                                                                   3,377,250
                                                                  ----------
    UTAH -- 1.9%
      Utah Housing Corp. Single Family Mortgage VRDN
       Series A
       0.34% due 07/01/36+............................  1,545,000  1,545,000
                                                                  ----------

                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                  AMOUNT     (NOTE 2)
    -----------------------------------------------------------------------
    VIRGINIA -- 1.9%
      Peninsula Ports Authority Coal Terminal VRDN
       Series C
       (LOC-U.S.Bank N.A.)
       0.33% due 07/01/16+.......................... $1,600,000  $ 1,600,000
                                                                 -----------
    WISCONSIN -- 0.1%
      Wisconsin Housing & Economic
       Development Authority VRDN
       Series C
       0.40% due 03/01/34+..........................     75,000       75,000
                                                                 -----------
    WYOMING -- 1.3%
      Sweetwater County, Wyoming Pollution
       Control VRDN
       Series A
       (LOC-Barclays Bank PLC)
       0.28% due 07/01/15+..........................  1,100,000    1,100,000
                                                                 -----------
    REGISTERED INVESTMENT COMPANY -- 0.1%
      SSGA Tax Free Money Market Fund
       (amortized cost $82,851).....................     82,851       82,851
                                                                 -----------
    TOTAL INVESTMENTS --
      (amortized cost $82,167,830) (1)..............       99.7%  82,167,830
    OTHER ASSETS LESS LIABILITIES...................        0.3      239,410
                                                     ----------  -----------
    NET ASSETS......................................      100.0% $82,407,240
                                                     ==========  ===========

--------
+    The security's effective maturity date is less than a year.
(1) At December 31, 2010, the cost of securities for federal income tax purposes was the same for book purposes.
LOC --Letter of Credit
VRDN --Variable Rate Demand Notes
The rates shown on VRDN are the current interest rates at December 31, 2010. The dates shown on debt obligations are the original maturity dates.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2010 (see Note 2):

                                   LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFCANT
                                      QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS    TOTAL
                                   ------------------- ----------------- ------------------- -----------
ASSETS:
Short-Term Investment Securities:
  California......................         $--            $ 7,650,000            $--         $ 7,650,000
  Illinois........................          --              6,715,000             --           6,715,000
  Kentucky........................          --              8,205,000             --           8,205,000
  Massachusetts...................          --              6,000,000             --           6,000,000
  Michigan........................          --              4,482,729             --           4,482,729
  New Jersey......................          --              5,635,000             --           5,635,000
  New York........................          --              8,455,000             --           8,455,000
  Other States*...................          --             34,942,250             --          34,942,250
Registered Investment Companies...          --                 82,851             --              82,851
                                           ---            -----------            ---         -----------
TOTAL.............................         $--            $82,167,830            $--         $82,167,830
                                           ===            ===========            ===         ===========

--------
* Sum of all other states each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by state, please refer to the Portfolio of Investments.

See Notes to Financial Statements

        SUNAMERICA MONEY MARKET FUNDS, INC.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2010

Note 1. Organization

   SunAmerica Money Market Funds, Inc. (the "Corporation") is an open-end diversified management investment company organized as a Maryland corporation. The Corporation consists of two investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series with a distinct investment objective. Each Fund is advised by SunAmerica Asset Management Corp. ("SunAmerica" or "Adviser"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). The investment objective for each of the Funds is as follows:

   THE SUNAMERICA MONEY MARKET FUND ("Money Market Fund") seeks as high a level of current income as is consistent with liquidity and stability of capital by investing primarily in high-quality money market instruments selected principally on the basis of quality and yield.

   THE SUNAMERICA MUNICIPAL MONEY MARKET FUND ("Municipal Money Market Fund") seeks as high a level of current income as is consistent with liquidity and stability of capital and that is exempt from regular federal income taxation by investing primarily in high-quality money market instruments selected primarily on the basis of quality and yield, that are exempt from regular federal income tax.

   The Money Market Fund currently offers two classes of shares: Class A and Class I. The Municipal Money Market Fund currently offers Class A shares. These classes within the Funds are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares-- Class A shares are available with no front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is imposed on certain shares sold within one year of original purchase and a 0.50% CDSC is imposed on certain shares sold after the first year and within the second year after purchase, as described in the Funds' Prospectus.

   Class I shares-- Class I shares are offered at net asset value per share without any sales charge, exclusively to certain institutions.

   Effective June 3, 2009, the Money Market Fund no longer accepted orders to purchase Class B and Class C shares, including from existing shareholders. Any outstanding Class B and Class C shares of the Money Market Fund as of the close of business on June 3, 2009 were converted to Class A shares of the Money Market Fund.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Funds' registration statement. Class A shares of each Fund have their own 12b-1 plan.

   INDEMNIFICATIONS: The Corporation's organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising out of the performance of their duties to the Corporation. In addition, pursuant to Indemnification Agreements between the Corporation and each of the current directors who is not an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Corporation (collectively, the "Disinterested Directors"), the Corporation provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Corporation, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Corporation enters into contracts that contain the obligation to indemnify others. The Corporation's maximum exposure under these arrangements is unknown. Currently, however, the Corporation expects the risk of loss to be remote.

        SUNAMERICA MONEY MARKET FUNDS, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2010 -- (CONTINUED)


Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements:

   SECURITY VALUATIONS: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization/accretion to maturity of any discount or premium. In accordance with rule 2a-7 under the 1940 Act, the Corporation's Board of Directors ("Board") has adopted procedures intended to stabilize the Funds' net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Funds' market-based net asset value per share deviates from the Funds' amortized cost per share. The calculation of such deviation is referred to as "Shadow Pricing". For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

   Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in market prices that vary from those of other funds.

   The various inputs that may be used to determine the value of the Funds' investments are summarized into three broad levels listed below:

    Level 1--       Unadjusted quoted prices in active markets for identical
                    securities

    Level 2--       Other significant observable inputs (including quoted
                    prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indicies, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

    Level 3--       Significant unobservable inputs (includes inputs that
                    reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The summary of the inputs used to value the Funds' net assets as of December 31, 2010 are reported on a schedule following the Portfolio of Investments.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis, plus accrued interest, to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

        SUNAMERICA MONEY MARKET FUNDS, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2010 -- (CONTINUED)


   As of December 31, 2010, the following portfolios held an undivided interest in the joint repurchase agreement with State Street Bank & Trust Co.:

                                             PERCENTAGE PRINCIPAL
              FUND                           OWNERSHIP   AMOUNT
              ----                           ---------- ----------
              Money Market Fund.............    1.22%   $3,087,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   State Street Bank & Trust Co., dated December 31, 2010, bearing interest at a rate of 0.01% per annum, with a principal amount of $254,037,000, a repurchase price of $254,037,212, and a maturity date of January 3, 2011. The repurchase agreement is collateralized by the following:

                               INTEREST
TYPE OF COLLATERAL               RATE   MATURITY DATE PRINCIPAL AMOUNT    VALUE
------------------             -------- ------------- ---------------- ------------
U.S. Treasury Notes              2.13%    5/31/2015     $254,790,000   $259,121,430

   As of December 31, 2010, the following portfolios held an undivided interest in the joint repurchase agreement with UBS Securities LLC:

                                            PERCENTAGE  PRINCIPAL
             FUND                            INTEREST    AMOUNT
             ----                           ---------- -----------
             Money Market Fund.............   66.36%   $76,311,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   UBS Securities LLC, dated December 31, 2010, bearing interest at a rate of 0.20% per annum, with a principal amount of $115,000,000, a repurchase price of $115,001,917, and a maturity date of January 3, 2011. The repurchase agreement is collateralized by the following:

                               INTEREST
TYPE OF COLLATERAL               RATE   MATURITY DATE PRINCIPAL AMOUNT    VALUE
------------------             -------- ------------- ---------------- ------------
U.S. Treasury Inflation Index
  Notes.......................   2.38%    4/15/2011     $104,966,500   $117,300,064

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income, including the accretion of discount and amortization of premium, is accrued daily from settlement date, except when collection is not expected; dividend income is recorded on the ex-dividend date.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   Expenses common to all Funds, not directly related to individual Funds, are allocated among the Funds based upon their relative net asset value or other appropriate methods. In all respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits in the Statement of Operations.

   Dividends from net investment income, if any, are normally declared daily and paid monthly. Capital gain distributions, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted

        SUNAMERICA MONEY MARKET FUNDS, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

   accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income
   (loss), net realized gain (loss), and net assets are not affected by these reclassifications.

   Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any capital gains, to its shareholders. Therefore, no federal tax provisions are required. Each Fund is considered a separate entity for tax purposes. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax years ending before 2007.

Note 3. Investment Advisory and Management Agreement, Distribution and Service Agreement and Other Transactions With Affiliates

   The Funds have an Investment Advisory and Management Agreement (the "Advisory Agreement") with SunAmerica. Under the Advisory Agreement, SunAmerica provides continuous supervision to each Fund's portfolio and administers the Corporation's corporate affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of its books and records, and pays the salaries and expenses of all personnel, including officers of the Corporation who are employees of SunAmerica and its affiliates.

   The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                 MANAGEMENT
    FUND                                      ASSETS                FEES
    ----                           ----------------------------- ----------
    Money Market..................             $0 - $600 million    0.50%
                                               next $900 million    0.45%
                                   (greater than) $  1.5 billion    0.40%
    Municipal Money Market........             (greater than) $0    0.35%

   The Municipal Money Market Fund is subadvised by AIG Asset Management (U.S.), LLC ("AMG") pursuant to a subadvisory agreement with SunAmerica. AMG is an indirect wholly-owned subsidiary of AIG and an affiliate of SunAmerica. AMG receives the following fees from SunAmerica, based upon the Fund's average daily net assets:

                                                               SUB-ADVISORY
                                             ASSETS                FEES
                                   --------------------------- ------------
    Municipal Money Market Fund...           $0 - $200 million     0.25%
                                             next $300 million     0.20%
                                   (greater than) $500 million     0.15%

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each Fund's average net assets. For purposes of the waived fee and/or reimbursed expense calculations, annual Fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board, including a majority of the Disinterested Directors.

         FUND                                               PERCENTAGE
         ----                                               ----------
         Money Market Class I..............................    0.80%
         Municipal Money Market Class A....................    0.95

        SUNAMERICA MONEY MARKET FUNDS, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2010 -- (CONTINUED)


   For the period ended December 31, 2010, pursuant to the contractual expense limitations in the above table, SunAmerica waived fees and/or reimbursed expenses as follows:

      FUND
      ----
      Money Market Class I........................................ $1,150
      Municipal Money Market Class A..............................     --

   SunAmerica may also voluntarily waive fees and/or reimburse expenses, including to avoid a negative yield on any class of the Funds. The voluntary waivers and/or reimbursements may be terminated at any time at the option of SunAmerica. The exact amount of the voluntary waivers and/or reimbursements may change on a day-to-day basis. There is no guarantee that either Fund will be able to avoid a negative yield.

   For the period ended December 31, 2010, SunAmerica voluntarily waived fees and/or reimbursed expenses as follows:

    FUND
    ----
    Money Market Class A........................................ $3,547,672
    Money Market Class I........................................     86,078
    Municipal Money Market Class A..............................    366,632

   The Corporation, on behalf of each Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Adviser. The Funds have adopted a Distribution Plan on behalf of their Class A shares (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   The Plans provide that the Class A shares of the Funds shall pay the Distributor an account maintenance fee at the annual rate of up to 0.15% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. In this regard, some payments are used to compensate broker-dealers with account maintenance fees in an amount up to 0.15% per year of the assets maintained in the Funds by their customers. Accordingly, SACS received fees (see Statement of Operations) based upon the aforementioned rates. In addition, in light of current market conditions, and in order to avoid a negative yield on Class A shares of the Fund, SACS has agreed to waive up to 0.15% of the fees it receives under the Plans. This voluntary waiver may be terminated at any time at the option of the Distributor without notice to shareholders.

   For the period ended December 31, 2010, SACS voluntarily waived fees as follows:

         FUND
         ----
         Money Market Class A.............................. $1,080,790
         Municipal Money Market Class A....................    131,407

   SACS receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A shares. SACS has advised the Funds for the year ended December 31, 2010, the proceeds received from redemptions are as follows:

                                         CONTINGENT DEFERRED SALES CHARGES
                                         ---------------------------------
     FUND                                             CLASS A
     ----                                ---------------------------------
     Money Market.......................               $182
     Municipal Money Market.............                 --

        SUNAMERICA MONEY MARKET FUNDS, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2010 -- (CONTINUED)


   The Funds have entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Fund. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon the annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended December 31, 2010, the Funds incurred the following expenses which are included in the transfer agent fees and expenses payable line in the Statement of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                                          PAYABLE AT
        FUND                                 EXPENSES  DECEMBER 31, 2010
        ----                                ---------- -----------------
        Money Market Class A............... $1,574,975     $129,465
        Money Market Class I...............     37,009        2,860
        Municipal Money Market Class A.....    192,601       14,534

   As of December 31, 2010, 83% of the Money Market Fund's total outstanding shares and 99% of the Municipal Money Market Fund's total outstanding shares were held through Pershing LLC in a brokerage account sweep vehicle for customers of the broker-dealers within Advisor Group, Inc., an affiliate of the Adviser.

   As a result of losses on medium-term notes issued by Cheyne Finance LLC, that were previously held by the Money Market Fund, SunAmerica made capital contributions to the Money Market Fund in the amount of $1,050,000 and $2,295,500, for the years ended December 31, 2010 and December 31, 2009, respectively.

   On September 22, 2008, the ultimate parent of SunAmerica, SACS, SAFS and AMG, entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

   On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

Note 4. Federal Income Taxes

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from dividends payable, capital contributions and cumulative pension expenses.

                                           DISTRIBUTABLE EARNINGS               TAX DISTRIBUTIONS
                                    ------------------------------------- -----------------------------
                                                   FOR THE YEAR ENDED DECEMBER 31, 2010
                                    -------------------------------------------------------------------
                                               LONG-TERM
                                             GAINS/CAPITAL   UNREALIZED            LONG-TERM
                                    ORDINARY   AND OTHER    APPRECIATION  ORDINARY  CAPITAL
FUND                                 INCOME     LOSSES     (DEPRECIATION)  INCOME    GAINS   TAX EXEMPT
----                                -------- ------------- -------------- -------- --------- ----------
Money Market.......................   $ --    $(1,211,006)      $ --      $73,887    $ --     $    --
Municipal Money Market.............    186*       (24,493)        --           --      --      25,869

       -
       *  Tax Exempt distributable earnings

        SUNAMERICA MONEY MARKET FUNDS, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2010 -- (CONTINUED)


                                               TAX DISTRIBUTIONS
                                        ------------------------------------
                                        FOR THE YEAR ENDED DECEMBER 31, 2009
                                        ------------------------------------
                                                     LONG-TERM
                                         ORDINARY     CAPITAL
         FUND                             INCOME       GAINS     TAX EXEMPT
         ----                            ----------  ---------   ----------
         Money Market.................. $1,269,425     $ --       $    --
         Municipal Money Market........         --       --        33,173

   For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2010, which are available to offset future capital gains, if any:

  FUND                                     CAPITAL LOSS CARRYFORWARD
  ----                           ---------------------------------------------
                                  2012   2013   2014 2015    2016    2017 2018
                                 ------ ------- ---- ---- ---------- ---- ----
  Money Market.................. $   -- $    -- $ -- $ -- $1,211,006 $ -- $ --
  Municipal Money Market........  8,053  16,252   --   --        188   --   --

   Under the current law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund's fiscal year end may be deferred and treated as arising on the first day of the following year. For the fiscal year ended December 31, 2010, the Money Market Fund elected to defer post October capital losses in the amount of $101.

   For the year ended December 31, 2010, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to treatment of distribution reclasses to the components of net assets as follows:

                                      ACCUMULATED    ACCUMULATED
                                     UNDISTRIBUTED  UNDISTRIBUTED
                                     NET INVESTMENT NET REALIZED  CAPITAL
      FUND                           INCOME (LOSS)   GAIN (LOSS)  PAID-IN
      ----                           -------------- ------------- --------
      Money Market..................   $(170,130)        $--      $170,130
      Municipal Money Market........          --          --            --

Note 5. Capital Share Transactions

   Transactions in each class of shares of the Funds, all at $1.00 per share, for the year ended December 31, 2010 and for the prior year were as follows:

                                                          MONEY MARKET FUND
                       ---------------------------------------------------------------------------------------
                                   CLASS A                      CLASS B(2)                   CLASS C(2)
                       ----------------------------    -------------------------     -------------------------
                          FOR THE         FOR THE        FOR THE        FOR THE        FOR THE      FOR THE
                            YEAR            YEAR           YEAR          PERIOD          YEAR        PERIOD
                           ENDED           ENDED          ENDED       JANUARY 1 TO      ENDED     JANUARY 1 TO
                        DECEMBER 31,    DECEMBER 31,   DECEMBER 31,     JUNE 3,      DECEMBER 31,   JUNE 3,
                            2010            2009           2010           2009           2010         2009
                       -------------  -------------    ------------ ------------     ------------ ------------
Shares sold........... $ 433,199,045  $ 373,006,486(1) $        --  $  5,107,861     $        --  $ 15,016,720
Shares issued and
 redeemed in
 conversion(2)........            --     53,035,799             --   (18,382,384)             --   (34,653,415)
Reinvested dividends..        69,808      1,220,038             --         2,027              --         4,274
Shares redeemed.......  (475,207,558)  (664,975,046)            --    (9,881,430)(1)          --   (21,065,068)
                       -------------  -------------    -----------  ------------     -----------  ------------
Net increase
 (decrease)........... $ (41,938,705) $(237,712,723)   $        --  $(23,153,926)    $        --  $(40,697,489)
                       =============  =============    ===========  ============     ===========  ============

                                           MONEY MARKET FUND
                                      --------------------------
                                                CLASS I
                                      --------------------------
                                        FOR THE       FOR THE
                                          YEAR          YEAR
                                         ENDED         ENDED
                                      DECEMBER 31,  DECEMBER 31,
                                          2010          2009
                                      ------------  ------------
               Shares sold........... $ 18,197,271  $ 11,621,049
               Reinvested dividends..        1,650        33,086
               Shares redeemed.......  (17,896,290)  (14,052,469)
                                      ------------  ------------
               Net increase
                (decrease)........... $    302,631  $ (2,398,334)
                                      ============  ============

        SUNAMERICA MONEY MARKET FUNDS, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

                                      MUNICIPAL MONEY MARKET FUND
                                     ----------------------------
                                                CLASS A
                                     ----------------------------
                                        FOR THE        FOR THE
                                          YEAR           YEAR
                                         ENDED          ENDED
                                      DECEMBER 31,   DECEMBER 31,
                                          2010           2009
                                     -------------  -------------
              Shares sold........... $ 140,417,935  $ 123,834,392
              Reinvested dividends..        25,847         33,134
              Shares redeemed.......  (168,550,662)  (201,419,011)
                                     -------------  -------------
              Net increase
               (decrease)........... $ (28,106,880) $ (77,551,485)
                                     =============  =============

--------
(1)Includes automatic conversion of Class B shares in the amount of $1,832,886 to Class A shares.
(2)See Note 1

Note 6. Directors' Retirement Plan

   The Directors of the SunAmerica Money Market Funds, Inc. have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended for the Independent Directors. The Retirement Plan provides generally that an Independent Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five
   (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding clause during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

   The following amounts for the Retirement Plan Liabilities are included in the Directors' fees and expenses line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Director's fees and expenses line on the Statement of Operations.

                                RETIREMENT PLAN RETIREMENT PLAN RETIREMENT PLAN
                                   LIABILITY        EXPENSE        PAYMENTS
                                --------------- --------------- ---------------
 FUND                                       AS OF DECEMBER 31, 2010
 ----                           -----------------------------------------------
 Money Market..................     $28,249         $2,817          $7,341
 Municipal Money Market........       1,836            487             300

Note 7. Interfund Lending

   Pursuant to exemptive relief granted by the Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the period ended December 31, 2010, the Funds did not participate in the program.

        SUNAMERICA MONEY MARKET FUNDS, INC.
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Money Market Funds,
Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Money Market Fund and SunAmerica Municipal Money Market Fund (the two portfolios constituting SunAmerica Money Market Funds, Inc., hereafter referred to as the "Funds") at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas
February 25, 2011

        SUNAMERICA MONEY MARKET FUNDS, INC.
        APPROVAL OF ADVISORY AGREEMENT -- DECEMBER 31, 2010 -- (UNAUDITED)

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

The Board of Directors (the "Board," the members of which are referred to as "Directors") of the Corporation, including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act, of the Corporation or its separate series (each a "Fund" and collectively, the "Funds"), SunAmerica or AIG (the "Disinterested Directors"), approved the continuation of the Advisory Agreement between the Corporation, on behalf of the Funds, and SunAmerica (the "Advisory Agreement") for a one-year period ending August 31, 2011 at an in-person meeting held on August 24, 2010 (the "Meeting"). The Corporation currently consists of two separate Funds, including the Money Market Fund and Municipal Money Market Fund. At the Meeting, the Board also approved the continuation of the Subadvisory Agreement between SunAmerica and AMG (the "Subadvisory Agreement") with respect to the Municipal Money Market Fund for a one-year period ending August 31, 2011./1/

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica and AMG, where applicable, provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement and Subadvisory Agreement. These materials included (a) a summary of the services provided to the Funds by SunAmerica and its affiliates; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on fees and expenses of the Funds, and the investment performance of the Fund as compared with a peer group of funds; (c) information on the profitability of SunAmerica, and its affiliates, and a discussion relating to indirect benefits;
(d) a report on economies of scale; (e) information on SunAmerica's and AMG's risk management process; (f) a discussion on general compliance policies and procedures; (g) a summary of brokerage and soft dollar practices; (h) a discussion of the key personnel of SunAmerica, and its affiliates, and AMG, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices; and (i) an internal comparison of management fees received for other mutual funds and accounts with similar investment objectives and strategies for which SunAmerica serves as adviser or subadviser, as applicable.

In determining whether to approve the continuation of the Advisory Agreement and Subadvisory Agreement, the Board, including Disinterested Directors, considered the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and AMG. The Board, including the Disinterested Directors, considered the nature, quality and extent of services to be provided by SunAmerica and AMG. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica would provide office space, bookkeeping, accounting, legal and compliance, clerical and administrative services and has authorized any of its officers and employees, if elected, to serve as officers or Directors of the Funds without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including AMG. In addition to the quality of the advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Funds pursuant to the Advisory Agreement and noted that such services include (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) organizing Board meetings and preparing the materials for such Board meetings;
(iv) providing legal and compliance support; and (v) performing other administrative functions necessary for the operation of the Funds, such as tax reporting and fulfilling regulatory filing requirements.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica in addition to current and projected staffing levels and compensation practices and concluded, based on its experience and interaction with SunAmerica, that:
(i) SunAmerica is able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica exhibited a high level of diligence and attention to detail in

--------
/1/ Effective December 31, 2009, AIG Global Investment Corp. ("AIGGIC"), the prior subadviser to the Municipal Money Market Fund, designated AMG as its successor under the Subadvisory Agreement between AIGGIC and SunAmerica and assigned its rights under the Subadvisory Agreement to AMG.

        SUNAMERICA MONEY MARKET FUNDS, INC.
        APPROVAL OF ADVISORY AGREEMENT -- DECEMBER 31, 2010 -- (UNAUDITED) (CONTINUED)

carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica had been responsive to requests of the Board; and
(iv) SunAmerica had kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and long-standing relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of June 30, 2010, SunAmerica managed, advised an/or administered approximately $37.5 billion in assets. The Board also considered SunAmerica's code of ethics and its risk management process, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds prospectus. Additionally, the Board considered SunAmerica's compliance and regulatory history.

With respect to the Municipal Money Market Fund, for which SunAmerica has delegated daily investment management responsibilities to AMG, the Board considered the nature, quality and extent of subadvisory services provided by AMG. The Board observed that AMG is responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Municipal Money Market, subject to the oversight and review of SunAmerica. The Board reviewed AMG's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Municipal Money Market Fund in addition to current and projected staffing levels and compensation practices and concluded, based on their experience with AMG, that: (i) AMG is able to retain high quality portfolio managers and other investment personnel; (ii) AMG exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) AMG had been responsive to requests of the Board and of SunAmerica. The Board considered that AMG has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Municipal Money Market Fund as set forth in the Funds' prospectus. The Board also considered AMG's code of ethics, compliance and regulatory history and risk management process. The Board noted that the AMG has not experienced any material regulatory problems nor have they been involved in any material litigation or administrative proceedings that would potentially impact it from effectively serving as a subadviser to the Municipal Money Market Fund. The Board also discussed prior compliance matters with respect to AIGGIC. The Board concluded that the nature and extent of services to be provided by AMG under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

Investment Performance. The Board, including the Disinterested Directors, also considered the investment performance of SunAmerica and AMG with respect to the Funds, that they manage. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer group ("Peer Group") and/or peer universe ("Peer Universe") as independently determined by Lipper and to an appropriate index or combination of indices, including the Funds' benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

In preparation for the Meeting, the Board was provided with reports independently prepared by Lipper. Based on the Lipper reports, the Board reviewed each Fund's annualized total returns for the prior one-, two-, three-, four-, five- and ten-year periods ended May 31, 2010. The Board noted that it was also provided with a supplemental Lipper performance report for the periods ended June 30, 2010. In addition, the Board received a report prepared by SunAmerica that detailed the Funds' performance for the three- and six-month periods ended June 30, 2010.

The Board considered that the Money Market Fund ranked in the fifth quintile of its Peer Group for all periods ended May 31, 2010. The Board then considered that the Municipal Money Market Fund ranked in the third quintile of its Peer Group

        SUNAMERICA MONEY MARKET FUNDS, INC.
        APPROVAL OF ADVISORY AGREEMENT -- DECEMBER 31, 2010 -- (UNAUDITED) (CONTINUED)

for the one-year period ended May 31, 2010, ranked in the fourth quintile for the two-year period and ranked in the fifth quintile for the three-, four-, five- and ten-year periods. The Board noted that it was concerned with the performance of the Funds, although it was acknowledged that money market funds, in general, have been operating in a difficult and low-yielding market environment for an extended period of time. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the Funds in order to avoid a negative yield.

Consideration of the Management Fees and Subadvisory Fee and the Cost of the Services and Profits to be Realized by SunAmerica and AMG and their Affiliates from the Relationship with the Funds. The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to AMG pursuant to the Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, AMG or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and/or expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to Class A shares of the Municipal Money Market Fund and Class I shares of the Money Market Fund. The Board compared each Fund's net expense ratio to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the management fee for the Funds. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds. The Board further considered management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Money Market Fund, noting in particular the differences in services that SunAmerica provides as adviser compared to the services it provides as subadviser. The Board also considered that the mutual funds identified as similar to the Money Market Fund are sold only in the variable annuity market and, accordingly, are in an entirely different Lipper classification, with a peer group consisting of funds underlying variable insurance products. The Board noted the management fee paid by the Money Market Fund was reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser. The Board did not consider services and fees paid under the investment advisory contracts that SunAmerica has with other registered investment companies or other types of clients with similar investment strategies to the Municipal Money Market Fund since SunAmerica informed the Board that there were no such similar funds or accounts to the Municipal Money Market Fund.

The Board also received and reviewed information regarding the fees paid by SunAmerica to AMG pursuant to the Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report independently prepared by Lipper. The report showed comparative fee information of the Municipal Money Market Fund's Peer Group that the Directors used as a guide to help assess the reasonableness of the subadvisory fee. The Directors noted that Peer Group information as a whole was useful in assessing whether
AMG was providing services at a cost that was competitive with other similar funds. The Directors also considered that the subadvisory fee is paid by SunAmerica out of its management fee and not by the Municipal Money Market
Fund, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained. The Board did not consider services and fees paid under the investment advisory contracts that AMG has with other registered investment companies or other types of clients with similar investment strategies to the Municipal Money Market Fund since AMG informed the Board that there were no such similar funds or accounts to the Municipal Money Market Fund.

        SUNAMERICA MONEY MARKET FUNDS, INC.
        APPROVAL OF ADVISORY AGREEMENT -- DECEMBER 31, 2010 -- (UNAUDITED) (CONTINUED)


The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the contractual fee waiver and/or expense reimbursements agreed to by SunAmerica, the voluntary fee waivers being made by SunAmerica with respect to the Funds to avoid a negative yield and the significant capital contributions made by SunAmerica to the Money Market Fund.

The Board considered the profitability of SunAmerica under the Advisory Agreement, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreement and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica, AMG and their affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica and AMG, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements from AMG and its affiliates, and considered whether AMG had the financial resources necessary to attract and retain high quality investment management personnel and to continue to provide the high quality of services that it had provided to the Municipal Money Market Fund to date.

The Board concluded that SunAmerica and AMG had the financial resources necessary to perform their obligations under the Advisory Agreement and Subadvisory Agreement and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of SunAmerica as it adds labor and capital to expand the scale of operations. The Board also took into account that the Money Market Fund had management fee arrangements that included breakpoints that will adjust the fee downward as the size of the Fund increases, thereby allowing the shareholders to potentially participate in any economies of scale. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of the Class I shares of the Money Market Fund and the Class A of the Municipal Money Market Fund, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structures were reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to AMG's management of the Municipal Money Market Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

Other Factors. In consideration of the Advisory Agreement and Subadvisory Agreement with respect to the Funds, the Board also received information regarding SunAmerica's and AMG's brokerage and soft dollar practices. The Board considered that SunAmerica and AMG are responsible for decisions to buy and sell securities for the portfolios they

        SUNAMERICA MONEY MARKET FUNDS, INC.
        APPROVAL OF ADVISORY AGREEMENT -- DECEMBER 31, 2010 -- (UNAUDITED) (CONTINUED)

manage, selection of broker-dealers and negotiation of commission rates. The Board also considered the benefits SunAmerica and AMG may derive from soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or AMG in return for allocating brokerage; however, the Board noted that the securities in which the Funds invest are traded primarily in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer) and, therefore, the Funds generally do not incur brokerage commissions. Accordingly, the Board observed that SunAmerica and AMG typically would not receive soft dollar benefits in return for allocating the Funds' brokerage transactions. The Board further observed that when making purchases of new issues with fixed underwriting fees, SunAmerica or AMG may designate the use of broker dealers who have agreed to provide certain statistical, research and other information.

Conclusion. After a full and complete discussion, the Board approved the Advisory Agreement with respect to the Funds and the Subadvisory Agreement with respect to the Municipal Money Market Fund, each for a one-year period ending August 31, 2011. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement and Subadvisory Agreement were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Advisory Agreement and Subadvisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

        SUNAMERICA MONEY MARKET FUNDS, INC.
        DIRECTORS AND OFFICERS INFORMATION -- DECEMBER 31, 2010 -- (UNAUDITED)

The following table contains basic information regarding the Directors and Officers who oversee operations of the Fund and other investment companies within the Fund complex.

                                                                                  NUMBER OF
                                          TERM OF                                  FUNDS IN
         NAME,            POSITION(S)   OFFICE AND                               FUND COMPLEX
      ADDRESS AND         HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS
     DATE OF BIRTH*        THE FUND    TIME SERVED(4)    DURING PAST 5 YEARS     DIRECTOR(1)    HELD BY DIRECTOR(2)
------------------------  -----------  --------------  ------------------------  ------------ ------------------------
DISINTERESTED DIRECTORS

Jeffrey S. Burum           Director       2004-        Founder and Chairman of        29      Director, Diversified
DOB: February 27, 1963                    present      National Community                     Pacific Opportunity Fund
                                                       Renaissance (1992 to                   I, LLC (2008 to
                                                       present); Founder, Owner               present); Director
                                                       and Partner of Colonies                Vandalia Heritage
                                                       Crossroads, Inc. (real                 Foundation (1998 to
                                                       estate) (2000 to                       present)
                                                       present); Owner and
                                                       Managing Member of
                                                       Diversified Pacific
                                                       Development Group, LLC
                                                       (1998 to present).

Dr. Judith L. Craven       Director       2001-        Retired.                       78      Director, Belo Corp.
DOB: October 6, 1945                      present                                             (1992 to present);
                                                                                              Director, Sysco Corp.
                                                                                              (1996 to present);
                                                                                              Director, Luby's Inc.
                                                                                              (1998 to present).

William F. Devin           Director       2001-        Retired.                       78      Director, Boston Options
DOB: December 30, 1938                    present                                             Exchange (2001 to 2010).

Samuel M. Eisenstat        Chairman       1985-        Attorney, sole                 39      Director, North European
DOB: March 7, 1940         of the         present      practitioner.                          Oil Royalty Trust (1996
                           Board                                                              to present).

Stephen J. Gutman          Director       1984-        Vice President and             39      None
DOB: May 10, 1943                         present      Associate Broker,
                                                       Corcoran Group (Real
                                                       Estate) (2003 to
                                                       present); Managing
                                                       Member, Beau Brummell --
                                                       Soho, LLC (Licensing of
                                                       menswear specialty
                                                       retailing) (1995 to
                                                       2009); President, SJG
                                                       Marketing, Inc (2009 to
                                                       present).

William J. Shea            Director       2004-        Executive Chairman,            39      Chairman of the Board,
DOB: February 9, 1948                     present      Lucid, Inc. (medical                   Royal and SunAlliance
                                                       technology and                         U.S.A., Inc. (2004 to
                                                       information) (2007 to                  2006); Director, Boston
                                                       Present); Managing                     Private Financial
                                                       Director, DLB Capital,                 Holdings (2004 to
                                                       LLC (private equity)                   present); Chairman,
                                                       (2006 to 2007)                         Demoulas Supermarkets
                                                                                              (1999 to Present).
INTERESTED DIRECTOR

Peter A. Harbeck(3)        Director       1994-        President, CEO and             87      None
DOB: January 23, 1954                     present      Director, SunAmerica
                                                       (1995 to present);
                                                       Director, -- SACS (1993
                                                       to present); Chairman,
                                                       Advisor Group, Inc.
                                                       (2004 to present).

        SUNAMERICA MONEY MARKET FUNDS, INC.
        DIRECTORS AND OFFICERS INFORMATION -- DECEMBER 31, 2010 -- (UNAUDITED) (CONTINUED)

The following table contains basic information regarding the Directors and Officers who oversee operations of the Fund and other investment companies within the Fund complex.

                                                                                         NUMBER OF
                                            TERM OF                                       FUNDS IN
          NAME,             POSITION(S)   OFFICE AND                                    FUND COMPLEX
       ADDRESS AND          HELD WITH      LENGTH OF         PRINCIPAL OCCUPATIONS      OVERSEEN BY  OTHER DIRECTORSHIPS
      DATE OF BIRTH*         THE FUND    TIME SERVED(4)      DURING PAST 5 YEARS        DIRECTOR(1)  HELD BY DIRECTOR(2)
--------------------------- -----------  --------------  ------------------------------ ------------ -------------------
OFFICERS

John T. Genoy               President       2007-        Chief Financial Officer,           N/A      N/A
DOB: November 8, 1968                       present      SunAmerica (2002 to present);
                                                         Senior Vice President,
                                                         SunAmerica (2003 to present);
                                                         Chief Operating Officer,
                                                         SunAmerica (2006 to present).

Donna M. Handel             Treasurer       2002-        Senior Vice President,             N/A      N/A
DOB: June 25, 1966                          present      SunAmerica (2004 to present).

Gregory N. Bressler         Secretary       2005-        Senior Vice President and          N/A      N/A
DOB: November 17, 1966      and Chief       Present      General Counsel, SunAmerica
                            Legal                        (2005 to present).
                            Officer

James Nichols               Vice            2006-        Director, President and CEO,       N/A      N/A
DOB: April 7, 1966          President       Present      SACS (2006 to present);
                                                         Senior Vice President, SACS
                                                         (2002 to 2006); Senior Vice
                                                         President SunAmerica (2002
                                                         to present).

Timothy Pettee              Vice            August       Chief Investment Officer,          N/A      N/A
DOB: April 7, 1958          President       2008 to      SunAmerica (2003 to present).
                                            Present

Cynthia A. Gibbons Skrehot  Vice            2002-        Vice President, SunAmerica         N/A      N/A
DOB: December 6, 1967       President       present      (2002 to present); Chief
                            and Chief                    Compliance Officer,
                            Compliance                   SunAmerica, (2002 to 2006).
                            Officer

Gregory R. Kingston         Vice            2002-        Vice President, SunAmerica         N/A      N/A
DOB: January 18, 1966       President       present      (2001 to present)
                            and
                            Assistant
                            Treasurer

Nori L. Gabert              Vice            2005-        Vice President and Deputy          N/A      N/A
DOB: August 15, 1953        President       present      General Counsel, SunAmerica
                            and                          (2005 to present).
                            Assistant
                            Secretary

Matthew J. Hackethal        Anti-Money      2006-        Chief Compliance Officer,          N/A      N/A
DOB: December 31, 1971      Laundering      present      SunAmerica (2006 to present);
                            Compliance                   Vice President, Credit Suisse
                            Officer                      Asset Management (2001 to
                                                         2006); Chief Compliance
                                                         Officer, Credit Suisse
                                                         Alternative Funds (2005 to
                                                         2006).

--------
* The business address for each Director and Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

        SUNAMERICA MONEY MARKET FUNDS, INC.
        DIRECTORS AND OFFICERS INFORMATION -- DECEMBER 31, 2010 -- (UNAUDITED) (CONTINUED)

(1) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Funds (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (14 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), SunAmerica Specialty Series (3 funds), VALIC Company I (33 portfolios), VALIC Company II (15 funds) and Seasons Series Trust (21 portfolios).
(2) Directorships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act, other than those listed under the preceding column.
(3) Interested Director, as defined in the 1940 Act, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.
(4) Directors serve until their successors are duly elected and qualified, subject to the Directors' retirement plan as discussed in Note 6 of the financial statements. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling (800) 858-8850.

        SUNAMERICA MONEY MARKET FUNDS, INC.
        SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended December 31, 2010. The information necessary to complete your income tax returns is included with your Form 1099-DIV, which will be mailed to you in early 2011.

During the year ended December 31, 2010, 100% of the distributions paid by the SunAmerica Municipal Money Market Fund are exempt from federal income taxes.

[LOGO] Sun America
Mutual Funds


HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

DIRECTORS/TRUSTEES         VOTING PROXIES ON FUND     Securities and Exchange
 Jeffrey S. Burum          PORTFOLIO SECURITIES       Commission, without
 Dr. Judith L. Craven      A description of the       charge, upon request, by
 William F. Devin          policies and proce-dures   call-ing (800) 858-8850
 Samuel M. Eisenstat       that the Funds use to      or on the U.S. Securities
 Stephen J. Gutman         determine how to vote      and Exchange Commission's
 Peter A. Harbeck          proxies relating to        website at
 William J. Shea           secu-rities held in the    http://www.sec.gov.
                           Funds' portfolios which
OFFICERS                   is available in the        DISCLOSURE OF QUARTERLY
 John T. Genoy, President  Funds' State-ment of       PORTFOLIO HOLDINGS
   and Chief               Additional Information     The Fund is required to
   Executive Officer       may be obtained without    file its com-plete
 Donna M. Handel,          charge upon re-quest, by   schedule of portfolio
   Treasurer               calling (800) 858-8850.    holdings with the U.S.
 James Nichols, Vice       This information is also   Securities and Exchange
   President               available from the EDGAR   Commission for its first
 Timothy Pettee, Vice      database on the U.S.       and third fiscal quarters
   President               Secu-rities and Exchange   on Form N-Q. The Fund's
 Cynthia A. Gibbons        Commission's website at    Forms N-Q are available
   Skrehot, Vice           http://www.sec.gov.        on the U.S. Securities
   President and Chief                                and Exchange Commission's
   Compliance Officer      DELIVERY OF SHAREHOLDER    website at
 Gregory N. Bressler,      DOCUMENTS                  http://www.sec.gov. You
   Chief Legal Officer     The Funds have adopted a   can also review and
   and Secretary           policy that allows them    obtain copies of the
 Nori L. Gabert, Vice      to send only one copy of   Forms N-Q at the U.S.
   President and           a Fund's prospectus,       Securities and Exchange
   Assistant Secretary     proxy material, annual     Commission's Public
 Kathleen Fuentes,         report and semi-annual     Refer-ence Room in
   Assistant Secretary     report (the "shareholder   Washington, DC
 John E. McLean,           documents") to             (information on the
   Assistant Secretary     shareholders with          operation of the Public
 Gregory R. Kingston,      multiple accounts          Reference Room may be
   Vice President and      residing at the same       ob-tained by calling
   Assistant Treasurer     "household." This          1-800-SEC-0330).
 Diedre L. Shepherd,       practice is called
   Assistant Treasurer     householding and reduces   This report is submitted
 Matthew J. Hackethal,     Fund expenses, which       solely for the general
   Anti-Money Laundering   benefits you and other     information of
   Compliance Officer      shareholders. Unless the   shareholders of the Fund.
                           Funds receive              Distribution of this
INVESTMENT ADVISER         instructions to the        report to persons other
 SunAmerica Asset          con-trary, you will only   than shareholders of the
   Management Corp.        receive one copy of the    Fund is authorized only
 Harborside Financial      shareholder documents.     in connection with a
   Center                  The Funds will continue    currently effective
 3200 Plaza 5              to household the           prospectus, setting forth
 Jersey City, NJ           share-holder documents     details of the Fund,
   07311-4992              indefinitely, until we     which must precede or
                           are instructed otherwise.  accompany this report.
DISTRIBUTOR                If you do not wish to
 SunAmerica Capital        participate in
   Services, Inc.          householding please
 Harborside Financial      contact Shareholder
   Center                  Services at (800)
 3200 Plaza 5              858-8850 ext. 6010 or
 Jersey City, NJ           send a written request
   07311-4992              with your name, the name
                           of your fund(s) and your
SHAREHOLDER SERVICING      account member(s) to
AGENT                      SunAmerica Mutual Funds
 SunAmerica Fund           c/o BFDS, P.O. Box
   Services, Inc.          219186, Kansas City MO,
 Harborside Financial      64121-9186. We will
   Center                  resume individual
 3200 Plaza 5              mailings for your account
 Jersey City, NJ           within thirty (30) days
   07311-4992              of receipt of your
                           request.
CUSTODIAN AND TRANSFER
AGENT                      PROXY VOTING RECORD ON
 State Street Bank and     SUNAMERICA MONEY MARKET
   Trust Company           FUNDS
 P.O. Box 419572           Information regarding how
 Kansas City, MO           the Funds voted proxies
   64141-6572              relating to securities
                           held in the Funds during
                           the most recent
                           twelve month period ended
                           June 30 is available,
                           once filed with the U.S.

                                    [GRAPHIC]


GO PAPERLESS!!

Did you know that you have the option to receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1
                       GO TO
                       WWW.SUNAMERICAFUNDS.COM
                   2
                       CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER. DISTRIBUTED BY:
SUNAMERICA CAPITAL SERVICES, INC.

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

WWW.SUNAMERICAFUNDS.COM

MMANN - 12/10

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AIG

Sun America
Mutual Funds

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Item 2. Code of Ethics

   The SunAmerica Money Market Funds, Inc. (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2010, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3. Audit Committee Financial Expert.

   The registrant's Board of Directors has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

   (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                              2009    2010
                                                             ------- -------
    (a) Audit Fees.......................................... $55,527 $55,527
    (b) Audit-Related Fees.................................. $     0 $     0
    (c) Tax Fees............................................ $22,032 $22,032
    (d) All Other Fees...................................... $     0 $     0

   Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

   Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                                   2009 2010
                                                                   ---- ----
   (b) Audit-Related Fees.........................................  $0   $0
   (c) Tax Fees...................................................  $0   $0
   (d) All Other Fees.............................................  $0   $0

(e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

   (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2010 and 2009 were $125,032 and $330,007 respectively.

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(h) Non-audit services rendered to the registrant's investment adviser and any
    Adviser Affiliates that provides ongoing services to the registrant that were not pre-approved pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

   Not applicable.

Item 6. Investments.

   Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

   Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

   Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

   Not applicable.

Item 10.Submission of Matters to a Vote of Security Holders.

   There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11.Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12.Exhibits.

(a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

   (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

   (3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Money Market Funds, Inc.

By:  /s/ John T. Genoy
     ------------------------------
     John T. Genoy
     President

Date: March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ John T. Genoy
     ------------------------------
     John T. Genoy
     President

Date: March 9, 2011

By:  /s/ Donna M. Handel
     ------------------------------
     Donna M. Handel
     Treasurer

Date: March 9, 2011